UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

MIND MEDICINE (MINDMED) INC.
(Name of Registrant as Specified In Its Charter)

FCM MM HOLDINGS, LLC JAKE S. FREEMAN CHAD BOULANGER DR. SCOTT FREEMAN DR. FARZIN FARZANEH VIVEK JAIN ALEXANDER WODKA
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 20, 2023

FCM MM HOLDINGS, LLC

__________________, 2023

Dear Fellow MindMed Shareholder:

FCM MM Holdings, LLC (together with its affiliates, “FCM” or “we”) is a significant investor in Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”), which, together with the other participants in this solicitation, beneficially owns in the aggregate 1,368,538 of the outstanding common shares of the Company. We believe meaningful change to the composition of the Board of Directors of the Company (the “Board”) is necessary in order to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our four (4) highly-qualified nominees as directors at the annual general meeting of shareholders scheduled be held virtually via live webcast on _______, 2023 at __:__ a.m. Eastern Time (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Board is currently composed of six (6) directors, each of whom will be standing for election at the Annual Meeting. Through the accompanying Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only our four (4) nominees, but also two (2) of the Company’s nominees whose election we do not oppose. FCM and MindMed will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to six (6) nominees on FCM’s enclosed BLUE universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and our nominees may do so on FCM’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. In any case, we recommend that the shareholders vote in favor of FCM’s nominees, who we believe are most qualified to serve as directors in order to achieve a Board composition that we believe is in the best interest of all shareholders.

We urge you to carefully consider the information contained in the accompanying Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today. The accompanying Proxy Statement and the enclosed BLUE universal proxy card are first being furnished to shareholders on or about __________, 2023.

If you have already voted for the Company’s slate of nominees, you have the right to change your vote by signing, dating and returning a later dated BLUE universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free number listed on the following page.

Thank you for your support,

FCM MM Holdings, LLC

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of FCM’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (855) 305-0856

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 20, 2023

2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF
MIND MEDICINE (MINDMED) INC.

_________________________

PROXY STATEMENT
OF
FCM MM HOLDINGS, LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

FCM MM Holdings, LLC, a Wyoming limited liability company (“FCM Holdings” and, together with its affiliates named herein, “FCM” or “we”), and the other participants in this solicitation are significant investors in Mind Medicine (MindMed) Inc., a British Columbia corporation (“MindMed” or the “Company”), which beneficially own 1,368,538 common shares, without par value (the “Common Shares”), of the Company, representing approximately 3.5% of the outstanding Common Shares.

After years of financial and share price underperformance, we believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the best interests of shareholders are appropriately represented in the boardroom and to unlock shareholder value. We have nominated four (4) highly-qualified directors who have strong, relevant backgrounds and who are committed to serving the shareholders of MindMed and fully exploring all opportunities to unlock shareholder value. We are seeking your support at the Company’s annual general meeting of shareholders scheduled be held virtually via live webcast at_______ on _______, 2023 at __:__ a.m. Eastern Time (including any and all adjournments, postponements, continuations or reschedulings thereof or any other meeting of shareholders held in lieu thereof, the “Annual Meeting”) for the following:

1.	To elect FCM’s four (4) director nominees, Farzin Farzaneh, Dr. Scott Freeman, Vivek Jain and Alexander J. Wodka (collectively, the “FCM Nominees”), to the Board to hold office until the 2024 annual general meeting of shareholders (the “2024 Annual Meeting”); and
2.	To appoint KPMG LLP as independent registered public accounting firm (the “Auditor”) for the Company until the close of the 2024 annual general meeting of shareholders.

The Company has disclosed that the Annual Meeting will be entirely virtual. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via a live webcast, you must register prior to the Annual Meeting or any adjournment thereof. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. We recommend that you register at least one hour prior to the start of the Annual Meeting. Please see the “Virtual Meeting” section of this Proxy Statement for additional information.

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The Board is currently composed of six (6) directors. Through the Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the FCM Nominees, but also the two (2) of the Company’s nominees we believe are most qualified to serve as directors, _____ and _____ (the “Unopposed Company Nominees”). FCM and MindMed will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to six (6) nominees on FCM’s enclosed BLUE universal proxy card. Any shareholder who wishes to vote for any combination of the Company nominees and the FCM Nominees may do so on FCM’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the FCM Nominees will have the legal effect of replacing four (4) incumbent directors (or, in the case of David Gryska, electing a FCM Nominee over one of the Company’s director nominees). If all four (4) of the FCM Nominees are elected, they will constitute a majority of the Board. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the FCM Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Shareholders are permitted to vote for less than six (6) nominees or for any combination (up to six total) of the FCM Nominees and the Company’s nominees on the BLUE universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of only the Company’s nominees who we believe are most qualified to serve as directors – the “Unopposed Company Nominees” – to help achieve a Board composition that we believe is in the best interest of all shareholders. We recommend that shareholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of any or all of the FCM Nominees to be elected to the Board.

We believe that voting on the BLUE universal proxy card provides the best opportunity for shareholders to elect all of the FCM Nominees and achieve the best Board composition overall. FCM therefore urges shareholders to use our BLUE universal proxy card to vote “FOR” the four (4) FCM Nominees and “FOR” the two (2) Unopposed Company Nominees.

OUR BLUE UNIVERSAL PROXY CARD WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE FOUR (4) FCM NOMINEES AND THE TWO (2) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on _______, 2023 as the record date for the Annual Meeting (the “Record Date”). The address of the principal executive offices of the Company is One World Trade Center, Suite 8500, New York, New York 10007. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were _____ Common Shares outstanding.

As of the date hereof, FCM Holdings, Jake S. Freeman (“Mr. Freeman”), Chad Boulanger and the FCM Nominees (each, a “Participant” and collectively, the “Participants”) collectively beneficially owned 1,368,538 Common Shares (the “FCM Group Shares”). We intend to vote the FCM Group Shares “FOR” the election of the FCM Nominees and the Unopposed Company Nominees and “FOR” the appointment of KPMG LLP as the Auditor for the Company to hold office until the close of the 2024 Annual Meeting, as described herein.

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While we currently intend to vote all of the FCM Group Shares in favor of the election of the FCM Nominees, we reserve the right to vote some or all of the FCM Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the FCM Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the FCM Nominees would be elected at the Annual Meeting and that by voting the FCM Group Shares we could help elect Company nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand, however, that all Common Shares represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked by the shareholder.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today. This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to shareholders on or about _______, 2023.

MindMed is a corporation governed by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the Business Corporations Act (British Columbia) (the “BCBCA”) and applicable Canadian securities laws. The solicitation of proxies contemplated in this Proxy Statement is being effected in accordance with U.S. securities laws.

This Proxy Statement is not being used to solicit shareholders of MindMed whose shares are registered under MMED and trade on the NEO Exchange in Canada (“Canadian Shareholders”). FCM will file a proxy circular (the “Proxy Circular”) with the Canadian Securities Administrators on the System for Electronic Document Analysis and Retrieval (“SEDAR”). Canadian Shareholders should refer to the Proxy Circular and any supplements, amendments or restatements thereof filed with SEDAR.

THIS SOLICITATION IS BEING MADE BY FCM AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH FCM IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

FCM URGES YOU TO VOTE “FOR” THE FCM NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE BLUE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE FCM NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at ___________

______________________________

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IMPORTANT

Your vote is important, no matter how many Common Shares you own. FCM urges you to sign, date and return the enclosed BLUE universal proxy card today to vote “FOR” the election of the FCM Nominees and in accordance with FCM’s recommendations on the other proposal(s) on the agenda for the Annual Meeting.

•	If your Common Shares are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to FCM, c/o Okapi Partners LLC (“Okapi”), in the enclosed postage-paid envelope today.
•	If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Common Shares on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail, Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As FCM is using a “universal” proxy card, which includes the FCM Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. FCM strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s white proxy card marked “withhold” as a protest against the incumbent management slate, it will revoke any proxy card you have previously sent to us.

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If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of FCM’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (855) 305-0856

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Dr. Freeman served as Co-Founder, President, and Chief Medical Officer of MindMed from September 2019 to August 2020, where he founded the Company’s pivotal and fruitful relationship with the University Hospital Basel and pioneered the Company’s clinical development into lysergic acid diethylamide (“LSD”). Dr. Freeman, along with Jake S. Freeman and Chad Boulanger (collectively, the “FCM Members”) have been investors in the Company since its founding. Mr. Jain has been an investor in the Company since May 2020.

•	On July 23, 2019, 55,000,000 Class A Shares of Mind Medicine Inc. (“MindMed US”) were issued for the acquisition of the assets (including intellectual property and trade secrets) of the 18-methyloxycoronaridine (“18-MC”) clinical development program from Savant Addiction Medicine LLC (“Savant Addiction”). Savant Addiction is managed by Savant HWP, Inc. (“Savant Inc”), and Savant HWP Holdings, LLC (“Savant Holdings”) is a holdings company owning both Savant Inc and Savant Addiction.
•	On February 27, 2020, MindMed US completed a reverse takeover transaction with Broadway Gold Mining Ltd. (“Broadway”) pursuant to a plan of arrangement (the “Arrangement”) dated October 15, 2019, under the BCBCA. Pursuant to the Arrangement, Broadway was renamed MindMed and Savant Addiction’s Class A shares were converted into 550,000 Multiple Voting Shares.
•	On February 27, 2020, Savant Addiction entered into a customary lock-up agreement with Canaccord Genuity Inc. (“Canaccord Genuity”), an agent of the Company, with respect to its 550,000 Multiple Voting Shares, which expired on March 3, 2022. The lock-up agreement did not preclude Savant Addiction from voting the Multiple Voting Shares.
•	In October and November 2020, Dr. Freeman entered into an agreement with MindMed, where MindMed would distribute Savant Addiction’s 550,000 Multiple Voting Shares to its members, and Dr. Freeman paid MindMed $20,000 CAD to cover related legal expenses. At the time, Dr. Freeman was concerned that the members of Savant Holdings, holders of the ultimate economic interest in the 550,000 Multiple Voting Shares, which represented 22% of the Company’s voting shares, would not be able to exercise their voting rights at the Company’s upcoming shareholder meetings.
•	On November 26, 2020, Dr. Freeman was informed by MindMed’s outside counsel that these shares would be distributed to Savant Holdings members by December 5, 2020.
•	On February 2, 2021, MindMed announced that Mr. Hurst had resigned as Co-CEO and Executive Chairman. Mr. Dellelce was appointed Chairman of the Board.
•	On June 9, 2021, the Company announced that Jamon Rahn, the Company’s Co-Founder and Chief Executive Officer, was resigning and that Robert Barrow, the Company’s Chief Development Officer, would assume the position of Chief Executive Officer while the Company searched for a permanent Chief Executive Officer.
•	On June 21, 2021, Dr. Freeman had a discussion with Mr. Dellelce, then Chairman of the Board, to discuss the slow pace of MindMed’s clinical development program and Dr. Freeman’s interest, as one of the Company’s largest shareholders, in joining the Board. Dr. Freeman noted his clinical development experience and his desire to remedy substantial delays in MindMed’s clinical trials and its falling stock price.
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•	On August 22, 2021, Dr. Freeman sent a follow-up email to Mr. Dellelce regarding the June 21, 2021, call and reiterated his desires to remedy MindMed’s operational failings through board representation.
•	On August 24, 2021, Mr. Dellelce responded to Dr. Freeman’s email of August 22, 2021, but did not propose meaningful steps to resolve the situation.
•	In September 2021, Dr. Freeman contacted Mr. Dellelce, both in his capacity as Chairman of the Board and as Managing Partner of the Company’s outside counsel, on a number of occasions to discuss the Company’s delay in the distribution of Savant Addiction’s 550,000 shares of the Company to the members of Savant Holdings.
•	On September 26, 2021, Dr. Freeman emailed Mr. Barrow, certain other Board members and the Company’s outside counsel about certain concerning matters that Dr. Freeman had been informed of by reliable sources as well as public information, including matters related to the Company’s relationship with Ceruvia Lifesciences LLC (“Ceruvia”), a biopharmaceutical company founded by Carey Turnbull and Mr. Hurst. Dr. Freeman expressed concerns about, among other things, whether employees were working for both the Company and Ceruvia at the same time (and resulting delays to MindMed’s LSD program) and whether Mr. Hurst (while he was Co-CEO of the Company) and Ceruvia had engaged in a transaction involving MindMed’s intellectual property. Dr. Freeman requested that the Company engage independent legal counsel to investigate the Company’s transactions with Ceruvia.
•	On November 11, 2021, Mr. Boulanger emailed the Company’s outside counsel to follow up on Dr. Freeman’s unanswered inquiry and the Company’s delay in the distribution of Savant Addiction’s 550,000 shares of the Company to the members of Savant Holdings.
•	On November 13, 2021, the Company’s outside counsel responded, stating “MindMed informs us that MindMed does not have an agreement with Ceruvia, and if they did, they would have disclosed it.” Additionally, the response stated that counsel was working with “Savant” and MindMed to distribute the remaining shares to the members of Savant Holdings prior to March 3, 2022.
•	On December 14, 2021, the Company announced that Mr. Barrow was appointed as permanent Chief Executive Officer and as a member of the Board, Mr. Dellelce had resigned from the Board, and the Board had appointed Carol Vallone to serve as Chair of the Board. Mr. Dellelce received over $950,000 in exchange for leaving the Board (in addition to his approximately $300,000 of remuneration as a board member during 2021).
•	On January 5, 2022, Mr. Hurst resigned from the Board.
•	On May 4, 2022, Dr. Freeman emailed Mr. Andreas Krebs following-up on Mr. Dellelce’s August 24, 2021, email. Dr. Freeman noted his significant experience in clinical trial, his alignment with shareholders, and Dr. Freeman’s belief that he can bring value to MindMed as a board member.
•	On May 13, 2022, Dr. Freeman emailed Cynthia Hu, then Chief Legal Officer and Corporate Secretary of the Company, regarding the Company’s failure to live up to certain contractual promises related to the distribution of Savant Addiction’s shares of the Company to the members of Savant Holdings. The email also noted the Board’s awareness of potential conflicts of interests based on Mr. Hurst and Mr. Dellelce’s business dealings. In his email, Dr. Freeman also questioned whether MindMed’s failure to timely distribute Savant Addiction’s shares in advance of the 2022 Annual Meeting constituted an attempt to disenfranchise Savant Addiction members who controlled over 10% of the voting interests in the Company.
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•	On May 22, 2022, Ms. Hu responded that the Company had discussed Dr. Freeman’s communication with the Board and outside counsel firm but did not propose meaningful actions to address the situation.
•	On June 27, 2022, Mr. Freeman’s legal counsel sent an email to Ms. Hu requesting that Ms. Hu provide a list of registered shareholders of the Company, certain beneficial owners, and the ballots for the Company’s 2022 Annual General Meeting. The Company took three weeks to provide the requested materials.
•	On August 4, 2022, the Company announced a 1-for-15 reverse stock split of the Common Shares.
•

On August 11, 2022, the FCM Members sent a letter to Ms. Vallone presenting a Value Enhancement Plan for the Company (the “FCM Value Enhancement Plan”), including cutting costs, focusing the Company’s drug pipeline on core products, and curtailing unnecessary dilution of the Company’s shareholders. The FCM Members also requested that the Company add Dr. Freeman to the Board so that the FCM Members and the Company could work together to create value for the Company’s shareholders. The FCM Members requested that the Company respond to FCM’s proposal by August 31, 2022.

•	On August 23, 2022, the FCM Members met with Mr. Barrow and Ms. Vallone via videoconference to discuss the FCM Value Enhancement Plan and provided in-depth answers to Mr. Barrow’s and Ms. Vallone’s various questions regarding the plan. After the meeting, the FCM Members requested a follow-up meeting within the next two weeks. In the days after the meeting, the Company’s investor relations team informed the FCM Members that the Company’s management would consider the FCM Members’ plan and follow up in the coming weeks. The FCM Members pressed for the meeting to be scheduled sooner, but the Company would not agree to meet prior to September 8, 2022.
•	On September 8, 2022, the FCM Members met with Mr. Barrow and Dr. Daniel Karlin, the Company’s Chief Medical Officer, to discuss the FCM Value Enhancement Plan. At that meeting, the FCM Members requested that the Company add two new directors to the Board to assist in implementing the FCM Value Enhancement Plan and asked for the Company’s response by September 15, 2022. Despite Mr. Barrow’s representation to the FCM Members that MindMed would respond by September 15, 2022, on September 15, 2022, Mr. Barrow informed the FCM Members that Mr. Barrow would convey the Board’s decision at a later date and that he would not be available for another meeting until September 23, 2022, despite the FCM’s Members’ request for an earlier meeting.
•	On September 23, 2022, the FCM Members met with Mr. Barrow and Dr. Karlin to discuss the Board’s response to the FCM Value Enhancement Plan. Mr. Barrow conveyed a counterproposal that the Company would agree to add one new director at the next annual meeting (nine months later) who would be mutually agreeable to the Company and FCM. FCM Members stated that further delay on the implementation of the FCM Value Enhancement Plan would have a severe negative impact on the Company’s shareholders.
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•	On September 27, 2022, the Company announced an underwritten public offering of 7,058,823 Common Shares, together with accompanying warrants to purchase 7,058,823 Common Shares, at a price of $4.25 for each common share and accompanying warrant (the “September 2022 Financing”), which increased the number of Common Shares outstanding by 25% without factoring in potential exercise of the warrants. MindMed’s share price dropped 47% the following day.[1]
•	On September 28, 2022, the FCM Members issued a press release containing an open letter to the Board expressing the FCM Members’ vehement opposition to the September 2022 Financing and detailing its belief that the ongoing actions of management and the Board, including the September 2022 Financing, have destroyed shareholder value, and called for the Board to immediately terminate the September 2022 Financing.
•	On October 13, 2022, FCM issued an open letter to the Company’s shareholders responding to recent statements by Mr. Barrow in an interview and outlining potential conflicts of interest, which Dr. Freeman first raised to the Board in September 2021.
•	On October 21, 2022, the FCM Members sent a letter to Ms. Vallone regarding potential conflicts of interests surrounding Mr. Nico Forte, then a Vice President of the Company, and statements made by Mr. Barrow about Mr. Forte. The letter noted Mr. Barrow’s dearth of experience and questioned whether Mr. Barrow’s lack of experience was the genesis for MindMed’s 18-MC program’s failure due to previously known safety concerns.
•	On October 24, 2022, the FCM Members sent a non-public letter to Ms. Vallone regarding certain allegations against the Company and Mr. Barrow made by Bradford Cross, the former Chief Technology Officer of the Company, from February 2021 to December 2021. The letter noted that Mr. Cross had informed the FCM Members of certain governance failings at MindMed and that he had knowledge of a related party transaction that the Company had not appropriately disclosed.
•	On November 3, 2022, the FCM Members issued an open letter to the Board announcing that FCM Members had formally filed a complaint with the SEC demanding a federal investigation into the allegations at the Company. Specifically, the complaint alleged that the Company did not disclose material information to investors and the Company’s executives engaged in self-dealing at the Company’s and its shareholders’ expense.
•	On November 10, 2022, MindMed entered into agreements with all of its named executive officers guaranteeing certain severance payments in the event that the officer was to be terminated without cause.
•	On November 14, 2022, the FCM Members issued an open letter to the Board focusing on false statements made by the Company in its Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022. Specifically, among other issues, the letter discussed the Company’s underreporting of the previous year’s related party transactions regarding certain legal fees by over $1.5 million and questioned whether the Company intentionally engaged in activities to conceal information from, or otherwise mislead, investors.
•	On November 21, 2022, the FCM Members sent a letter to the McLean Hospital Corporation (“McLean”) informing McLean of certain activities of MindMed and Ms. Vallone, who is McLean’s chair of the Board of Trustees.

1 Closing price of $6.12 on September 27, 2022; closing price of $3.24 on September 28, 2022.

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•	On December 1, 2022, counsel to the Board sent a letter to the FCM Members requesting that the FCM Members cease and desist from making allegedly defamatory statements relating to the FCM Members’ efforts to hold the Board accountable for the Company’s performance. The letter did not include a denial of the claims made by FCM Members, and consistently used quotes out of context, and blatantly mischaracterized certain communications.
•	On December 23, 2022, counsel to the FCM Members responded that the December 1st letter was baseless and an illegitimate attempt by the Board to silence the FCM Members to shield certain Board members from the FCM Members’ valid criticism. The response also detailed how the purported activities of the FCM Members were protected under law.
•	On January 9, 2023, counsel to the Board sent a letter to FCM’s counsel in response to the December 23rd letter.
•	On March 30, 2023, FCM delivered a notice to the Company in accordance with the SEC’s universal proxy rules of FCM’s intent to nominate the FCM Nominees for election to the Board at the Annual Meeting. Concurrently, FCM requested to open a dialogue with the Company to bring necessary change to MindMed quickly and collaboratively while avoiding a proxy campaign.
•	On April 6, 2023, the FCM Members met with Mr. Barrow and Ms. Vallone. Prior to the meeting, at the Company’s request, FCM provided additional biographical information regarding the FCM Nominees to the Company. At the meeting, FCM stated that it did not want a proxy fight but believed that significant change was necessary at MindMed to stem the systemic operational failures at the Company and establish a culture of accountability from the Board on down. FCM also noted that the FCM Nominees would bring significant experience in clinical trials as well as in accounting and business. The Company stated that it would review the nominations with Board.
•	On April 10, 2023, the FCM Members met with Mr. Barrow and Ms. Vallone to discuss MindMed’s follow-up to the April 6th discussion. Mr. Barrow and Ms. Vallone communicated a proposal similar to MindMed’s proposal made on September 23, 2022, which did not provide for the appointment of any of the FCM Nominees to the Board or otherwise in the view of the FCM Members provide for any meaningful change at MindMed.
•	On April 13, 2023, the FCM Members delivered a letter to the Company declining MindMed’s proposal. Additionally, the letter stated FCM’s intention to place these issues before the shareholders. The letter also noted FCM’s continued willingness to work constructively to unlock value for shareholders.
•	On April 18, 2023, FCM mailed the Company and its counsel a notice of nomination nominating the FCM Nominees as candidates for election to the Board at the Annual Meeting, which notice was physically delivered via mail and personal delivery on April 19, 2023.
•	On April 18, 2023, the Company filed its preliminary proxy statement with the SEC.
•	On April 20, 2023, FCM filed this preliminary proxy statement with the SEC.

10

REASONS FOR THE SOLICITATION

FCM and the FCM Members are among the largest investors in MindMed, beneficially owning 3.5% of the Common Shares outstanding.[1] The FCM Parties have significant concerns regarding MindMed’s poor corporate governance, high cash burn rate, unnecessary and highly dilutive recent financing and other issuances of securities, and long-term underperformance. FCM has conducted extensive research on MindMed, interviewing former executives and competitors, reviewing the Company’s public filings, and examining court filings. We have attempted to engage with the Board on our ideas for adding value for the benefit of all MindMed shareholders, including our Value Enhancement Plan that we presented to the Board and management in August 2022. However, the Board and management have failed to engage on our ideas promptly and meaningfully despite the enormous loss of shareholder value they have presided over.

We believe that an immediate reconstitution of the Board is needed. MindMed’s shareholders deserve to have a responsive, communicative Board that will endeavor to reinvigorate MindMed’s floundering clinical development, emplace experienced executives in management, and create value for all shareholders.

MindMed’s Share Price has Declined Enormously, and it has Consistently Underperformed its Peers.

MindMed’s share price has declined almost 95% since its peak in June of 2021 when Mr. Barrow became interim CEO.3 As shown in the table below, MindMed had the largest share price decline among companies in the psychedelic space in that timeframe.4 These price declines show significant disappointment with the Company’s results and a lack of faith by the market in current management’s ability to unlock value for MindMed’s shareholders. Additionally, besides Relmada Therapeutics Inc. (NASDAQ: RLMD), who had an unsuccessful Phase III trial, MindMed is the only company in its peer group to have a price-to-cash ratio below 1 at .85 compared to the average of 3.865. In other words, the market believes that MindMed’s cash will not be used productively by current management.

2 Beneficial ownership determined pursuant to Exchange Act Rule 13d-3, and including Common Shares beneficially owned under the terms of the Proxy Coordination Agreement (as defined below). Based on 38,290,111 Common Shares outstanding as of April 1, 2023, as disclosed in the Company’s preliminary proxy statement filed with the SEC on April 18, 2023. Certain of the FCM Members also have an indirect economic interest in Common Shares held by Savant Addiction Medicine LLC and related entities through their ownership interest in their parent company. None of FCM, the FCM Members or any of the other Participants, directly or indirectly, has voting or dispositive power over the Common Shares held by Savant Addiction Medicine LLC.

3 On June 9, 2021, MindMed issued a press release announcing the resignation of Jamon Rahn as CEO and the appointment of Mr. Barrow as interim CEO.

4 The SPDR S&P Biotech ETF presents the performance of a broad spectrum of biotechnology companies. The remaining comparable companies represent the holdings of Horizons Psychedelic Stock Index ETF excluding Johnson & Johnson, Abbvie Inc, and FSD Pharma Inc. Johnson & Johnson and Abbvie Inc. were excluded due to their significant exposure to other drugs and products. FSD Pharma Inc. was excluded as it has pivoted its strategic aims significantly over the timeframe.

5 Based on SEDAR, EDGAR, and Yahoo Finance pricing data on April 1, 2023.

11

Company	June 8, 2021	December 31, 2021	December 31, 2022	April 14, 2023
Mind Medicine (MindMed) Inc.	$55.65	$20.70 (-62%)	$2.20 (-96%)	$3.06 (-95%)
SPDR S&P Biotech ETF	$133.46	$111.96 (-16%)	$83.00 (-38%)	$78.19 (-41%)
Compass Pathways Plc.	$36.21	$22.10 (-39%)	$8.03 (-78%)	$9.94 (-73%)
Cybin Inc.	$1.78	$1.50 (-16%)	$.42 (-76%)	$.39 (-78%)
GH Research Plc	$19.25	$23.33 (21%)	$9.72 (-50%)	$8.06 (-58%)
ATAI Life Sciences NV	$19.45	$7.63 (-61%)	$2.66 (-86%)	$1.88 (-86%)
Seelos Therapeutics Inc.	$3.30	$1.63 (-51%)	$.68 (-79%)	$.78 (-76%)
Numinus Wellness Inc.	$.94	$.53 (-44%)	$.185 (-80%)	$.14 (-85%)
Relmada Therapeutics Inc.	$30.37	$22.53 (-26%)	$3.49 (-89%)	$2.71 (-91%)
Revive Therapeutics Ltd.	$.44	$.34 (-23%)	$.115 (-74%)	$.05 (-89%)

The Board Fails to Hold Management Accountable for Persistent Failures

MindMed Engages in Ill-Timed Equity Financing Resulting in Excessive Dilution

Since May 2022, MindMed has issued equity resulting in the dilution of shareholders by 33%, and potential dilution of 58% on a fully diluted basis, while raising a mere $58.6 million (just 11% of MindMed’s market capitalization on December 31, 2021).6 This includes MindMed’s September 2022 public offering of over seven million Common Shares with an equal number of accompanying warrants (the first time MindMed issued Common Shares with 100% warrant coverage), which increased the number of Common Shares outstanding by 25% without factoring in potential exercise of the warrants. This raise was received poorly by the market – MindMed’s share price dropped 47% the day following the announcement.7

6 MindMed’s 10-K for FY 2022, Bloomberg LP.

7 Closing price of $6.12 on September 27, 2022; closing price of $3.24 on September 28, 2022.

12

8

Canaccord Genuity, which previously raised over $100M for MindMed and handled its initial public listing, called the raise “very unusual and unattractive” and further questioned why “[MindMed] opted to issue equity with such punitive economics.”9 Later on, Canaccord Genuity called the raise “poorly timed and ill-conceived” and cut MindMed’s price target by 66%.10

MindMed’s purported rationale for seeking equity financing was to extend its cash runway by a year, as necessitated by the Company’s failure to raise capital before the “window for biotechs closed”.11 Had MindMed brought its general and administrative (G&A) spending in line with its peer group, we believe MindMed could have accomplished its objective without the need to engage in such a dilutive equity financing. Although we believe dilution to be unnecessary at this time, we previously proposed using convertible preferred stock to take advantage of MindMed’s high implied volatility and ensure that dilution would not occur until after MindMed’s share price had appreciated.

Ultimately, the Board is responsible for ensuring that management is acting in a manner that is value accretive not value destructive – and the Board along with Mr. Barrow failed to raise funds during more favorable market conditions, and then proceeded to raise capital at an abysmal time for biotechnology companies.

8 MindMed’s 10-K for FY 2022, Yahoo Finance.

9 Canaccord Genuity Capital Markets research note dated September 28, 2022. MindMed’s 10-K for FY 2021, MindMed’s January 7, 2021, material change report filed on SEDAR.

10 Canaccord Genuity Capital Markets research note dated October 3, 2022.

11 Mr. Barrow’s October 8, 2022, interview with Psychedelic Invest.

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MindMed Has Failed to Implement Common-Sense Fiscal Responsibility

In August of 2022, we urged the Board to cut spending and invest the Company’s large cash reserve into short-term U.S. Treasuries to create millions of dollars in revenue. In Q4 2022, MindMed heeded our advice and earned $1M in interest.12 If implemented earlier in 2022, we believe MindMed would have made an additional $2-3 million in interest,13 reducing the need for dilutive financing. We proposed that MindMed significantly cut general and administrative costs through outsourcing HR, eliminating unnecessary assistants, and streamlining the C-suite, which we believe could save over $15M per year and, along with other steps, help to extend its cash-runway into the middle of 2026. These expectations are not unreasonable, MindMed would save approximately $4.5M by merely bringing its G&A expense in line with its peer group14. Instead of cutting expenses and reducing general and administrative staff in 2022, MindMed increased general and administrative-related personnel by 15% from FY 2021.15

MindMed has Squandered Millions Due to Poor Choices in Clinical Development Process

In August of 2022, MindMed announced that it had shuttered the 18-MC (MM-110) program as the FDA believed that key safety data was needed prior to initiating a Phase IIa study which would require “months-to-years” of preclinical studies.16 This was a shocking development to investors as just three weeks earlier, MindMed was touting 18-MC as safe and ready for Phase II without even footnoting its pendency on FDA feedback.17 Indeed, MindMed had not previously disclosed that the FDA had requested months-to-years of pre-clinical trials in 2014 and that in MindMed’s Phase I of 18-MC, MindMed dosed patients 23x higher than the maximum dose prescribed by the FDA’s guidance for the trial18. Although MindMed has said they would look for partners for the program, seven months later, MindMed has failed to announce any interest. As a result, MindMed has all but formally removed the drug from their pipeline – a drug that cost MindMed over $19M to develop since acquiring the drug from Savant, most of which was during Mr. Barrow’s tenure as CDO/CEO.19

Moreover, MindMed has abandoned several other planned Phase II studies. For example, in August and November of 2021, MindMed stated that it would conduct Phase IIa trials using MM-120 for the treatment of “acute pain” and “chronic pain” in 2022. In June of 2022, MindMed announced that the chronic pain trial would start during the fourth quarter of 2022. Neither trial has come to fruition and MindMed quietly removed them from its investor presentations.20 While planned clinical trials do not always come to fruition, MindMed’s track record speaks volumes to management’s lack of experience and poor communications to investors regarding MindMed’s pipeline. These developments, which we believe were the result of irresponsible and exaggerated promises by management, have undermined investor confidence in the Company and management.

12 See MindMed’s Periodic Report on Form 8-K, filed with the SEC on March 9, 2023.

13 Based on MindMed’s average quarterly cash balance per quarter of 2022 and the geometric average one year US Treasury rates during 2022. Data MindMed’s 10-K for FY 2022, 10-Q for Q1 2022, 10-Q for Q2 2022, 10-Q for Q3-2022 and from the United States Department of the Treasury.

14 Based on SEDAR and EDGAR filings for the peer group described in Footnote 4. Average G&A allocation in 2022 of total spending was compared to MindMed’s allocation of G&A. Data for Cybin Inc. was derived from the last nine months of 2022 due to Cybin Inc.’s fiscal year. Data for Revive Therapeutics Ltd. was based on year and half period ending December 2022, due to Revive Therapeutics Ltd.’s fiscal year. Numinus Wellness Inc. was excluded due to their expense classification.

15 Based on MindMed’s 10-K for FY 2021 and MindMed’s 10-K for FY 2022

16 See MindMed’s earning call on August 11, 2022, and Mr. Barrow’s October 8, 2022, interview with Psychedelic Invest.

17 See MindMed’s investor presentation dated July 19, 2022

18 See MindMed’s MMED-003 Protocol V2, Guidance for Industry – Estimating the Maximum Safe Starting Dose in Initial Clinical Trials for Therapeutics in Adult Healthy Volunteers published 2005.

19 See MindMed’s 10-K for 2021 and MindMed’s 10-K for 2022.

20 See MindMed’s investor presentation for March 2023

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MindMed’s MM-120 for GAD is Fraught with Delays, Unnecessary Trial

MindMed's MM-120 GAD Phase IIb trial (the “Phase IIb Trial”) has faced several delays, including management’s failure to effectively address FDA concerns and prevent the Investigation New Drug Application (IND) from being placed on hold. Initially planned for September 2021, the trial began in August 2022, 11 months later. Despite this, MindMed maintains the same completion time, i.e., a readout by the end of 2023. We believe that this timeline is unrealistic. Compass Pathways Plc., a competitor, took over 2.5 years for what in our view was a simpler Phase IIb trial,21 and the industry average for Phase IIb trials is 2 years. Accordingly, we strongly believe MindMed will fail to finish the Phase IIb Trial on time, as it would require them to complete a complex trial significantly faster than both their competitor and their own initial expectations.

Additionally, through the University of Hospital Basel, MindMed had obtained a Phase II trial for GAD in patients with strong results. Accordingly, we question whether the Phase IIb Trial is needed in the first place, and whether a more experienced management team would have handled things differently.

MindMed’s Digital Medicine Program Has Stagnated and Promised Revenue Remains Unfulfilled

In February of 2021, MindMed acquired Healthmode Inc. (“Healthmode”) to create a digital medicine division (the “Digital Medicine Program”) and promptly announced partnerships with Novartis AG, the National Institute of Health, Merck & Co., Inc., and Bioxcel Therapeutics, Inc., claiming that these “new partnerships … [will] lead to near-term revenue.” However, over two years later, the Digital Medicine Program has squandered over $14M22, is still not expected to provide any revenue until at least 2026, and none of MindMed’s professed partners have emerged.23

We believe that the Board has not appropriately held management accountable for the failures of the Digital Medicine Program to produce revenue or adequate progress over the past two years, and more disciplined spending would have enabled MindMed to avert the dilutive September 2022 financing.

Amidst Persistent Failures, the Board Excessively Compensates Themselves and Management

In 2022, while MindMed’s share price declined 89%, MindMed’s CEO and CMO received over 25% raises to their base compensation. Similarly, in 2021, while MindMed’s share price declined 45%, MindMed executives received over $35M in total compensation.24 Additionally, despite MindMed’s failure to raise critical funding, failure to timely execute its clinical trials, and failure to live up to its promises to shareholders on the Digital Medicine Program, the Board gave executives benefit of their full bonuses in both 2022 and 2021 through MindMed’s Non-Equity Incentive Plan Compensation.25

MindMed’s out-of-line compensation policies are highlighted by the hiring of CFO Mr. Greenway from Avalo Therapeutics Inc. (NASDAQ: AVTX) (“Avalo”), a positive revenue, biotechnology company with a comparable R&D spending to MindMed. While at Avalo in 2021, from March to December Mr. Greenway received approximately $1.7M in total compensation of which $1.2M was in stock options26. In 2022 at MindMed, from May to December, Mr. Greenway received $2.15M in total compensation of which only $820,000 was in stock options27. In other words, by switching to MindMed, Mr. Greenway received 25% more in total compensation with a mix less in alignment with shareholders.

21 Based on the number of experimental arms in each trial. See Clinicaltrials.gov

22 Based on MindMed’s expected budget for the digital medicine of seven to ten million dollars as described in MindMed’s MD&A filed March 30, 2021

23 Based on the median analyst estimate for MindMed’s revenue sold as aggregated by Refinitiv. MindMed’s 10-K for FY 2022.

24 See MindMed’s Definitive Proxy Statement for 2022.

25 See MindMed’s Definitive Proxy Statement for 2022 and 2023. Bonuses based on MindMed’s Non-Equity Incentive Plan Compensation.

26 Avalo’s Definitive Proxy Statement for 2022.

27 See MindMed’s Definitive Proxy Statement for 2023.

15

In 2019, while at the Usona Institute, Mr. Barrow made less than $100,00028. Meanwhile, in 2021, Mr. Barrow received more than $11M (a 110x increase) in total compensation, and executive compensation made up 37.7% of total spending, compared to research which made up 36.9% of total spending.29 Likewise, Mr. Barrow received over $5M in compensation in 2022 while the Company’s stock price declined a further 89%.30 Meanwhile, Mr. Barrow and Dr. Karlin sold shares for over $540,000 and $230,000,31 respectively, in 2022 – all while continuing to emphasize their belief in the vision of MindMed. We continue to be disappointed by the high compensation that the Board continues to bestow upon the Company’s executives while investors have seen MindMed’s poor performance destroy shareholder value.

In June and August of 2022, the Board adopted a Non-Employee Director Compensation Policy that gave directors the ability to elect to receive all of their compensation in cash (compared to 50% previously), reducing the Board’s alignment with shareholder interests.32 The policy also allowed for new Board members starting after June of 2022 to receive a one-time grant of $450,000. Moreover, the Board ignored this policy by retroactively providing Ms. Makes, Ms. Vallone, and Mr. Krebs with grants and providing both the Chair and Vice-Chair with “special” grants totaling over of $710,000 and $600,00033 – the result, as evidenced in the table below, is that, despite the Company’s poor performance compared to the peers listed below, MindMed had the most highly compensated board of directors in 202234.

Company	2022 Average Non-Executive Director Compensation	2022 Share Price Decline
Mind Medicine (MindMed) Inc.	$688,191[35]	-89%
ATAI Life Sciences NV	$211,924	-67%
Seelos Therapeutics Inc.	$99,478	-56%
Numinus Wellness Inc.	$150,198	-70%
Relmada Therapeutics Inc.	$535,987	-84%

We Believe a Reconstituted Board Will Help Put MindMed on a Path Forward to Succeed in Clinical Trials and Unleash Significant Value Creation

In light of the issues that we have summarized herein and MindMed’s repeated refusal to constructively engage with FCM to enact much-needed change, we have nominated MindMed’s co-founder and former Chief Medical Officer, Dr. Scott Freeman, and three other independent director candidates who possess fresh ownership perspectives, valuable industry and clinical trial experience, and would work to pursue value for all shareholders. We believe that MindMed’s shareholders, patients, and the psychedelic community deserve a Board that is committed to holding management accountable in efficiently and safely bringing new drugs to market and creating durable value for shareholders.

28 Usona Institute Inc.’s Form 990 for FY2019

29 See MindMed’s Definitive Proxy Statement for 2022, and MindMed’s 10-K for FY 2021.

30 See MindMed’s Definitive Proxy Statement for 2022, MindMed’s 10-Q for the third quarter of 2022, and Mr. Barrow’s Form 4 filed March 24, 2022. Pricing from Bloomberg LP.

31 See Mr. Barrow’s and Dr. Karlin’s Form 4 filings during 2022. Pricing from Bloomberg LP.

32 See MindMed’s Definitive Proxy Statement for 2022 and MindMed’s 10-K for FY 2022 Exhibit 10.5.

33 See MindMed’s Definitive Proxy Statement for 2023.

34 The table excludes Compass Pathways Plc., Cybin Inc., GH Research Plc, and Revive Therapeutics Ltd. who have not filed a Schedule 14A or equivalent filing as of April 18, 2023. Data from SEDAR, EDGAR, and Yahoo Finance.

35 Excludes Mr. Hurst and Dr. Yinson.

16

Scott M Freeman, M.D.

Dr. Freeman has broad, executive-level experience in the biopharmaceutical industry and an extensive understanding of the Company, its business, and its clinical development requirements.

-	During his tenure at MindMed, Dr. Freeman created MindMed’s pivotal LSD research pipeline and founded MindMed’s relationship with the University Hospital Basel.
-	Dr. Freeman worked for over a decade in the psychedelic industry as the chief medical officer of Savant HWP, Inc.
-	Dr. Freeman has brought a drug to market after just one Phase II trial.
-	Dr. Freeman has over three decades in the drug development and running clinical trials.

Farzin Farzaneh, PhD

Dr. Farzaneh has experienced widespread success in bringing transformational gene therapies from concept to clinical use and has a vast understanding of molecular medicine and cell and gene therapy.

-	Dr. Farzaneh is a seasoned researcher with over 200 papers garnering over 13,000 citations while completing over $70M in research grants. Further, he has run an MHRA regulated GMP facility since 2001 – the facility is one of the top producer of viral vectors for clinical gene therapy trials in Europe.
-	Dr. Farzaneh has extensive regulatory experience with nearly three decades of clinical trial oversight experience serving on King’s College London’s Health and Safety Committee since 1996 and as a member of the United Kingdom’s Commission on Human Medicine (Clinical Trials, Biologicals, and Vaccines Expert Advisory Group) since 2016.
-	Dr. Farzaneh has received several prestigious appointments including as a Fellow of the Royal Society of Biology, Fellow of the Royal College of Pathologists, and honorary chair in molecular medicine at the University College London and Imperial College London.

Vivek Jain, CPA

Mr. Jain has extensive c-suite level experience as well as a deep knowledge of the technology and banking industries.

-	Mr. Jain has successfully raised for $80M for start-up phase companies.
-	Mr. Jain currently serves on the board of the Business Development Bank of Canada (BDC) where he was appointed by the Canadian government to oversee the integrity and conduct of the BDC’s two thousand employees and the BDC’s investments. Mr. Jain also serves on the board of Danavation Technologies Corp. (CSE: DVN).
-	Mr. Jain has co-founded and served on the executive teams of several successful companies including Fan Controlled Football (f/k/a Project FANchise).
17

-	Mr. Jain served as Assistant Vice President for Enstar Group Limited (NASDAQ: ESGR) where he superintended the administration of a $750M investment portfolio, created Enstar’s Sarbanes-Oxley compliance program, and helped facilitate acquisitions of billions of dollars of assets from major insurance companies.

Alexander Wodka, CPA

Mr. Wodka has significant expertise and experience in accounting, business management, and advising public companies.

-	Mr. Wodka has two decades of experience guiding companies through initial public offerings and secondary debt and equity offerings.
-	Mr. Wodka has over two decades of experience auditing large, accelerated SEC filers in addition to a multitude of emerging growth companies.
-	Mr. Wodka has extensive boardroom experience, serving three terms on Crowe LLP’s board where he oversaw the firm’s governance, strategic planning, and chaired the investment committee.
-	During Mr. Wodka’s four-decade audit career, he developed new business lines and oversaw hundreds of millions of dollars in revenue creation.

18

PROPOSAL 1

ELECTION OF DIRECTORS

There are currently six (6) directors serving on the Board, all of whom have terms expiring at the Annual Meeting. The Company has disclosed that Brigid A. Makes has provided notice to the Board of her decision not to stand for re-election at the Annual Meeting and that David Gryska will stand for election in her place. We are seeking your support at the Annual Meeting to elect our four (4) FCM Nominees, Farzin Farzaneh, Dr. Scott Freeman, Vivek Jain and Alexander J. Wodka, for terms ending at the 2024 Annual Meeting. Your vote to elect the FCM Nominees will have the legal effect of replacing four (4) incumbent directors of the Company with the FCM Nominees (or, in the case of David Gryska, electing a FCM Nominee over one of the Company’s director nominees). If all four (4) of the FCM Nominees are elected, they will represent a majority of the members of the Board. There is no assurance that any Company nominee will serve as a director if our FCM Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the four (4) FCM Nominees, but also the two (2) Unopposed Company Nominees. This Proxy Statement includes the notice information required to be provided to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act. This Proxy Statement includes the names of all nominees for whom we intend to solicit proxies. Further, we intend to solicit the holders of Common Shares representing at least 67% of the voting power of the Common Shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE FCM NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the FCM Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the FCM Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the FCM Nominees. Dr. Freeman is a citizen of the United States of America and is resident in the United States Virgin Islands. Mr. Wodka is a citizen of the United States of America and is resident in the state of Illinois. Dr. Farzaneh is a citizen of and is resident in the United Kingdom. Mr. Jain is a citizen of Canada and is resident in the province of Saskatchewan.

Dr. Freeman, M.D., age 66, currently serves as President of Scott Freeman Consultant LLC, a clinical development consulting firm, since August 2020 and from 2009 to 2019, where he has worked with large pharmaceutical companies as well as biotechnology companies to shepherd their drugs through the FDA approval process, with a particular focus on neurology and oncology. Previously, Dr. Freeman served as Co-Founder, Executive President, and Chief Medical Officer at MindMed, a clinical stage biopharmaceutical company developing novel product candidates to treat brain health disorders, from July 2019 to August 2020, where he founded MindMed’s pivotal and fruitful relationship with the University Hospital Basel and pioneered MindMed’s clinical development into LSD and its potential uses to treat anxiety and attention-deficit-hyperactivity-disorder (ADHD). Prior to that, Dr. Freeman served as Chief Medical Officer of Savant HWP, Inc., a developer of pharmaceutical products, from 2009 to October 2019, where he was responsible for leading its FDA strategy and developing and performing Phase I and II clinical studies. Specifically, Dr. Freeman focused on 18-MC for addiction and developed a fast-to-market strategy for Benznidazole, which was used to garner an FDA priority review voucher. Before that, Dr. Freeman served as Vice President of Clinical Development of Onyx Pharmaceuticals Inc., a biopharmaceutical company, from 2001 to 2006, where he led the clinical development and regulatory strategy of the drug Nexavar, which achieved accelerated FDA approval after one Phase II trial. Earlier in his career, Dr. Freeman served as an Associate Professor at Tulane University, where he pioneered and engaged in seminal research in gene therapy for cancer patients and genetic diseases (4,850 citations, h-index: 28) and was also a researcher at the National Institute of Health. Dr. Freeman received his M.D. from the University of Nevada School of Medicine and his B.A. from the University of Colorado - Boulder.

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We believe that Dr. Freeman’s broad, executive-level experience in the biopharmaceutical industry, as well as his extensive understanding of the Company, its business, and its clinical development requirements will make him a valuable addition to the Board.

Farzin Farzaneh, Ph.D., age 69, currently serves as Co-Founder, Chief Scientific Officer and a member of the board of directors of Virocell Biologics Ltd., an innovation-driven contract development and manufacturing organization that manufactures viral vectors and gene-modified cells, since November 2019. Dr. Farzaneh also currently serves as Professor and Chair of Molecular Medicine at King’s College London, where he has been an investigator or principal investigator in a multitude of clinical trials, published over 200 papers garnering over 13,000 citations (h-index: 57), has been awarded three patents and served on its Health and Safety Committee, since 1996, and as Trans-Campus Professor of Molecular Medicine at the Technical University of Dresden, since September 2019. Dr. Farzaneh has served as a member of the United Kingdom’s Commission on Human Medicines (“MHRA”) where he is a member of the Clinical Trials, Biologicals, and Vaccines Expert Advisory Group, since 2016. He has also been authorized by the MHRA to act as a Qualified Person, a statutory award for highly skilled scientists who certify medicine batches, for the release of cell and gene therapy products for clinical trials since 2004, and acts as a Qualified Person at Guy’s Hospital, which is a national health services hospital that is part of Guy’s and St. Thomas’ NHS Foundation Trust, as well as at the Institute of Child Health / Great Ormond Street Hospital NHS Trusts, London. Dr. Farzaneh also served as an Honorary Consultant in Specialist Medicine at King’s College Hospital, a major teaching hospital and major trauma center, from 2004 to 2019, and previously served as a Scientific Advisor and Consultant to Autolus Therapeutics plc (NASDAQ: AUTL), a clinical-stage biopharmaceutical company developing next-generation, programmed T-cell therapies for the treatment of cancer, since July 2015. Over the course of his career, Dr. Farzaneh has obtained and completed 88 research grants of over $70 million as well as received prestigious appointments to honorary chairs at the University College London, Imperial College London, and the Technical University of Dresden. For his distinguished contributions to biology, Dr. Farzaneh received the 2016 Distinguished Scientist Award from the Society for Experimental Biology & Medicine and has been awarded the coveted titles of Fellow of the Royal Society of Biology and Fellow of the Royal College of Pathologists. Dr. Farzaneh has a Ph.D. in Cell & Molecular Biology from the University of Sussex, a M.S. from the University of Aberdeen in Biochemistry, and a B.S. from the University of Aberdeen in Developmental Biology.

We believe that Dr. Farzaneh’s widespread success in bringing transformational gene therapies from concept to clinical use and vast understanding of molecular medicine and cell and gene therapy will make him a valuable addition to the Board.

Alexander J. Wodka, CPA, age 64, most recently served in various executive positions at Crowe LLP (“Crowe”), a multinational public accounting, consulting, and technology firm, from 1994 to April 2022, where he helped companies through initial public offerings, secondary debt and equity offerings, and audited large accelerated SEC filers in addition to a multitude of emerging growth companies, including as Vice Managing Partner of the Audit Business Unit from 2015 to April 2022, Managing Partner for Diversified Industry from 2016 to 2021, as a member of the Audit Management Committee from 2011 to July 2021, and as Audit Practice Leader of Crowe’s SEC practice from 2003 to 2007. Mr. Wodka also served on Crowe’s board of directors for three terms, where he oversaw its governance, enterprise risk, and strategic planning. Prior to that, Mr. Wodka served as a Principal at Laventhol & Horwath, once one of the largest accounting firms in the United States and a predecessor to Crowe, from 1982 to 1990. Mr. Wodka received his B.S. in Accounting from the University of Illinois.

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We believe that Mr. Wodka’s significant expertise and experience in accounting, business management, and advising public companies will make him a valuable addition to the Board.

Vivek Jain, CPA, age 44, currently serves as Co-Founder and Chief Executive Officer of J.A.D. Ventures, Inc. (d/b/a Vivek Jain Consulting), a consulting firm focused on raising capital and providing interim chief executive officer and chief financial officer services, since January 2010. In addition, Mr. Jain currently serves as Co-Founder and Chief Executive Officer of LOKO, the first video-only dating app on the market, since November 2017. Mr. Jain also serves as a consultant to Project FANchise (n/k/a Fan Controlled Football), a professional sports league that Mr. Jain co-founded and that is fully managed by its fans, since November 2017, where he also served as Chief Financial Officer from February 2015 to November 2017 and oversaw the raising of $40M in financing, led the completion of a Regulation A crowdfunding campaign, and oversaw financial reporting and accountability. Prior to that, Mr. Jain was appointed by the Provincial Government of Saskatchewan to serve as the principal financial officer of Investment Saskatchewan Inc., a corporation owned by the Government of Saskatchewan that invests in Saskatchewan companies, from 2007 to 2010, and as Assistant Vice President for Enstar Group Limited (NASDAQ: ESGR) (“Enstar”), a leading global insurance and reinsurance group that offers capital deployment solutions through a network of group companies, from 2003 to 2007, where he superintended the administration of an investment portfolio of $750M, created Enstar’s Sarbanes-Oxley compliance program, and helped facilitate the acquisitions of billions of dollars in assets from major insurance companies. Mr. Jain currently serves as a member of the board of directors of each of Danavation Technologies Corp. (CSE: DVN), a leading provider of micro e-paper displays in North America, since March 2023, and the Business Development Bank of Canada, a bank owned by the Government of Canada that employs over two thousand Canadians and manages an investment portfolio of over $30 billion to help Canadian entrepreneurs and small and medium-sized businesses, since he was appointed in the name of Her Majesty Queen Elizabeth II on the advice of the Honourable Mary Ng, the Minister of Small Business, Export Promotion and International Trade in Canada in June 2021, and where he serves on the Audit and Conduct Committee and the Board Investment Committee. Mr. Jain is a Chartered Professional Accountant as deemed by the Institute of Chartered Professional Accountants of Saskatchewan and holds a bachelor’s degree in Business Administration from the University of Regina.

We believe that Mr. Jain’s extensive c-suite level experience as well as his deep knowledge of the technology and banking industries will make him a valuable addition to the Board.

The principal business address of Dr. Farzaneh is c/o King’s College London, The Rayne Institute, 123 Coldharbour Lane, London, SE5 9NU, United Kingdom. The principal business address of Dr. Freeman is 6 St. Peter, St. Thomas, Virgin Islands 00802, United States of America. The principal business address of Mr. Jain is 8039 Wascana Gardens, Crescent, Regina, SK, S4V 168, Canada. The principal business address of Mr. Wodka is 18 Pentwater Drive, South Barrington, IL 60010, United States of America.

As of the date hereof, Dr. Freeman beneficially owns 973,373 Common Shares, including (i) 101,288 Common Shares, (ii) 41,668 Common Shares underlying certain options to purchase Common Shares, and (iii) 830,417 Common Shares held by THE SCOTT MITCHELL FREEMAN REVOCABLE LIVING TRUST UA 03-10-2012, of which Dr. Freeman is the sole trustee. With respect to the options held by Dr. Freeman, Dr. Freeman holds vested options to purchase 26,389 Common Shares at a strike price of CAD$4.95 per share and unvested options to purchase 15,279 Common Shares at a strike price of CAD$4.95 per share.

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As of the date hereof, Mr. Jain beneficially owns 29,532 Common Shares, including (i) 2,999 Common Shares and (ii) 26,533 Common Shares underlying certain warrants to purchase Common Shares, including 348,000 MMED.WA warrants to purchase 1/15 of a Common Share at a strike price of CAD$35 per Common Share and 50,000 MMED.WR warrants to purchase 1/15 of a Common Share at a strike price of CAD$82.14 per Common Share. As of the date hereof, neither of Messrs. Farzaneh or Wodka beneficially own any Common Shares.

The Common Shares owned directly by Dr. Freeman were purchased with personal funds or received in consideration for his service to the Company, as described above. The Common Shares owned directly by Mr. Jain were purchased with personal funds.

Each of the FCM Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,368,538 Common Shares beneficially owned in the aggregate by all of the Participants. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I. Each Participant disclaims beneficial ownership of the Common Shares that he or it does not directly own

On April 18, 2023, the FCM Nominees, FCM Holdings, Mr. Freeman and Mr. Boulanger entered into a joint filing and solicitation agreement (the “JFSA”) for the purpose of forming a group to seek representation on the Board. Under the JFSA, the parties have agreed: (i) to make joint securities regulatory filings to the extent required by applicable law; (ii) to provide FCM Holdings notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Company; (iii) to provide notice to FCM Holdings’ counsel after any purchases or sales of securities of the Company; and (iv) that FCM Holdings shall have the right to pre-approve all expenses incurred in connection with the group’s activities and shall pay directly all such pre-approved expenses.

FCM Holdings has entered into a letter agreement with Mr. Jain, dated April 18, 2023, pursuant to which it agreed to indemnify Mr. Jain against all claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against Mr. Jain in his capacity as a director of the Company, if so elected.

FCM believes that each FCM Nominee, other than Dr. Freeman (as Dr. Freeman was an executive officer of the Company within the last three years), presently is, and if elected as a director of the Company, would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), (ii) Section 301 of the Sarbanes-Oxley Act of 2002, (iii) the NEO Exchange listing standards and (iv) other applicable U.S. and Canadian securities regulations. Notwithstanding the foregoing, FCM acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, FCM acknowledges that if any FCM Nominee is elected, the determination of the FCM Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No FCM Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

On August 31, 2020, Dr. Freeman entered into a separation agreement with the Company in connection with his resignation as an employee and a consulting agreement with the Company pursuant to which he provided consulting services to the Company and received an hourly fee and a grant of options to purchase Common Shares.

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In addition, Dr. Freeman is in a legal dispute with Savant Holdings, Savant Inc, Stephan Hurst and Savant Addiction regarding whether he is owed up to five million Common Shares pursuant to the conversion of a loan.

Other than as stated herein, there are no arrangements or understandings between or among any of the Participants or any other person or persons pursuant to which the nomination of the FCM Nominees described herein is to be made, other than the consent by each of the FCM Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the FCM Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no FCM Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no FCM Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no FCM Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no FCM Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any FCM Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no FCM Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any FCM Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no FCM Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no FCM Nominee or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no FCM Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no FCM Nominee has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors or the appointment of auditors; (xii) no FCM Nominee holds any positions or offices with the Company; (xiii) no FCM Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the FCM Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any FCM Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the FCM Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

To the knowledge of FCM, no FCM Nominee is, or has been, within 10 years before the date of this Proxy Statement: (i) a director, chief executive officer or chief financial officer of any company that (a) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; (ii) a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (iii) bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director. To the knowledge of FCM, as of the date of this Proxy Statement, no FCM Nominee has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation, or by a securities regulatory authority, or has entered into a settlement agreement with a securities regulatory authority; or (ii) other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for the proposed director.

If all four (4) of the FCM Nominees are elected, they will constitute a majority of the Board.  The Company’s proxy statement does not include disclosure regarding change of control provisions of the Company’s material agreements and contracts that would be triggered by the election of all four (4) of the FCM Nominees, and we are not aware of any such provisions.

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We do not expect that any of the FCM Nominees will be unable to stand for election, but, in the event any FCM Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Articles (the “Articles”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Articles or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any FCM Nominee, to the extent this is not prohibited under the Articles and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Articles and the Common Shares represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under MindMed’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to our position that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

FCM and MindMed will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the FCM Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Shareholders will have the ability to vote for up to six (6) nominees on FCM’s enclosed BLUE universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the FCM Nominees may do so on FCM’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company has disclosed that six (6) candidates can be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the FCM Nominees, but also the two (2) Unopposed Company Nominees. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. FCM is not responsible for the accuracy or completeness of any information provided by or relating to MindMed or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, MindMed or any other statements that MindMed or its representatives have made or may otherwise make.

Shareholders are permitted to vote for less than six (6) nominees or for any combination (up to six total) of the FCM Nominees and the Company’s nominees on the BLUE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN SIX “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE FCM NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

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PROPOSAL 2

APPOINTMENT OF AUDITOR

As discussed in further detail in the Company’s proxy statement, at the Annual Meeting shareholders will be called upon to appoint KPMG LLP as the Auditor of the Company until the next annual general meeting of the Company, with remuneration to be fixed by the Audit Committee.

According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting will be required to appoint KPMG LLP as Auditor of the Company to hold office until the next annual general meeting.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF THE SELECTION OF KPMG LLP AS AUDITOR OF THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date. Based on publicly available information, FCM believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Shares.

Shareholders have the right to appoint a person who need not be a shareholder, other than the persons named in the BLUE universal proxy card as their proxyholder, to attend and act for and on behalf of such shareholders at the Annual Meeting, by striking out the names of the persons named in the BLUE universal proxy card and inserting the name of the person to be appointed as proxyholder in the blank box provided on the BLUE universal proxy card. Please ensure that the person you appoint is aware that he or she has been appointed and attends the Annual Meeting for your vote to count. If you hold Common Shares through a bank, trust corporation, securities broker, trustee or other Intermediary, you should carefully follow the instructions provided from your intermediary and see “Beneficial Owner: Shares Registered in the Name of a Broker or Bank”.

Common Shares represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the FCM Nominees and the Unopposed Company Nominees and “FOR” the appointment of KPMG LLP as the Auditor of the Company until the next annual general meeting of the Company, as described herein.

The Company has disclosed that six (6) candidates can be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the four (4) FCM Nominees, but also the two (2) Unopposed Company Nominees. FCM and MindMed will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to six (6) nominees on FCM’s enclosed BLUE universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the FCM Nominees may do so on FCM’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for less than six (6) nominees or for any combination (up to six total) of the FCM Nominees and the Company’s nominees on the BLUE universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of only the Company’s nominees who we believe are most qualified to serve as directors – the “Unopposed Company Nominees” – to help achieve a Board composition that we believe is in the best interest of all shareholders. We recommend that shareholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or both of the FCM Nominees to be elected to the Board.

We believe that voting on the BLUE universal proxy card provides the best opportunity for shareholders to elect all of the FCM Nominees and achieve the best Board composition overall. FCM therefore urges shareholders to use our BLUE universal proxy card to vote “FOR” the four FCM Nominees and “FOR” the two Unopposed Company Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN SIX “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

According to the Company’s proxy statement, the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register prior to the Annual Meeting or any adjournment thereof. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. The Company recommends that you register at least one hour prior to the start of the Annual Meeting to ensure that you are logged in when the Annual Meeting starts.

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You may register to attend the Annual Meeting by visiting the meeting center at www.proxydocs.com/MNMD and entering your control number found on your enclosed BLUE universal proxy card (or included with your BLUE voting instruction form and voting instructions received from your broker, bank or other agent if you hold your shares in “street name”).

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your Common Shares were registered directly in your name with the Company’s transfer agent, Computershare Investor Services Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the enclosed BLUE universal proxy card or vote by proxy over the telephone or on the Internet by __________, 2023, at _:__ _.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, as instructed below to ensure your vote is counted. The Board or chair of the Annual Meeting may waive or extend the time limit for the deposit of proxies at any time at their discretion. In order to vote during the Annual Meeting you must register in advance by going to www.proxydocs.com/MNMD and provide the control number on your proxy card. The Company recommends you register at least one hour prior to the start of the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your Common Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a BLUE voting instruction form with these proxy materials from that organization. Simply complete and mail the BLUE voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must:

1.	obtain a valid legal proxy from your broker, bank or other agent and submit the legal proxy to DSMsupport@mediant.com by no later than ________, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting or any adjournment thereof; and

2.	register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and provide the control number included with your BLUE voting instruction form and voting instructions received from your broker, bank or other agent. The Company recommends you register at least one hour prior to the start of the Annual Meeting.

Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of Common Shares that must be represented at a duly called meeting virtually or by proxy in order to legally conduct business at the Annual Meeting. A quorum will be present if at least two shareholders holding in the aggregate at least 33 1/3% of the issued and outstanding shares entitled to be voted at the Annual Meeting that are present at the Annual Meeting virtually or represented by proxy, irrespective of the number of persons actually present at the Annual Meeting. On the Record Date, there were _______ Common Shares outstanding and entitled to vote. Thus, shares representing ________ votes must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Abstentions or withheld votes and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). The Company and FCM are soliciting proxies in connection with the proposals to be voted on at the Annual Meeting, and we expect that brokers will receive proxy materials from both us and the Company, making it a contested solicitation. Accordingly under applicable rules, if your broker receives proxy materials from both us and the Company it will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a shareholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting virtually and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Given that Star Equity’s solicitation is a counter-solicitation, under applicable rules, if your broker receives proxy materials from both us and the Company it will not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via the BLUE universal proxy card or provide instructions to your broker, your Common Shares will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors – The Company has adopted a plurality voting standard for contested director elections. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to six (6) nominees, and the six (6) nominees receiving the greatest number of votes cast “FOR” their election will be elected, regardless of whether they were nominated by FCM or the Company. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of directors.

Ratification of Independent Registered Public Accounting Firm ─ Ratification of the appointment of KPMG LLP as Auditor of the Company to hold office until the next annual general meeting requires “FOR” votes from the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter. The Company has indicated that abstentions will be counted as votes “AGAINST” this proposal. Broker non-votes will not be votes cast and therefore will have no effect on the outcome of the vote.

Under applicable Canadian law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with FCM’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to the completion of voting at the Annual Meeting by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to FCM in care of Okapi at the address set forth on the back cover of this Proxy Statement or to the Company’s corporate secretary at One World Trade Center, Suite 8500, New York, New York 10007 or any other address provided by the Company. Although a revocation is effective if delivered to the Company or to the chair of the Annual Meeting at the Annual Meeting, we request that either the original or photostatic copies of all revocations be mailed to FCM in care of Okapi at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Okapi may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the FCM Nominees.

IF YOU WISH TO VOTE FOR THE FCM NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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NOTICE TO CANADIAN SHAREHOLDERS

MindMed is a corporation governed by the Exchange Act, as well as the BCBCA and applicable Canadian securities laws. The solicitation of proxies contemplated in this Proxy Statement is being effected in accordance with U.S. securities laws.

This Proxy Statement is not being used to solicit Canadian Shareholders. FCM will file a Proxy Circular with the Canadian Securities Administrators on SEDAR. Once available, Canadian Shareholders should refer to the Proxy Circular and any supplements, amendments or restatements thereof filed with SEDAR.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by FCM. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

FCM Holdings has entered into an agreement with Okapi for solicitation and advisory services in connection with this solicitation, for which Okapi will receive a fee not to exceed $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Okapi has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. FCM will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi will employ approximately ___ persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by FCM. Costs of this solicitation of proxies are currently estimated to be approximately $___________ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). FCM estimates that through the date hereof its expenses in connection with this solicitation are approximately $___________. To the extent legally permissible, if FCM is successful in its proxy solicitation, FCM intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. FCM does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in the solicitation are anticipated to be FCM Holdings, Mr. Freeman, Mr. Boulanger and the FCM Nominees.

FCM Holdings is a Wyoming limited liability company. Messrs. Freeman and Boulanger are citizens of the United States of America. The principal business address of each of FCM Holdings, Mr. Freeman and Mr. Boulanger is 30 N. Gould Street, Suite R, Sheridan, Wyoming 82801.

The principal business of the FCM Holdings is investing in securities. Mr. Freeman is a graduate student at the University of Southern California. The principal occupation of Mr. Boulanger is serving as the President and Chief Operational Officer of Clear Chemical Corporation.

Mr. Boulanger, Dr. Freeman and Mr. Freeman are members of FCM Holdings, pursuant to an operating agreement dated August 9, 2022, as amended. The operating agreement provides customary terms and conditions for the regulation and management of the affairs of FCM Holdings. Mr. Freeman serves as Manager of FCM. Dr. Freeman is the uncle of Mr. Freeman.

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Mr. Freeman, Dr. Freeman, Ms. Gemma Freeman, Mr. William Boulanger, Mr. Chad Boulanger, Mr. Terence Boardman & Ms. Margaret Boardman JT TEN, Ms. Christina Landaw, Mr. Stephen Kuehne, the John Scharffenberger Trust dated August 30, 2011, Revocable Trust Mendocino County CA and the Robert Lee Douglas Revocable Trust (collectively, the “Savant Parties”) are members of Savant Holdings. Savant Holdings owns Savant Addiction and Savant Inc. Savant Inc manages Savant Addiction. Savant Addiction holds approximately 466,000 Common Shares. Savant Holdings and Savant Addiction are currently in liquidation. Accordingly, the Savant Parties have an indirect interest in Savant Addiction, which may result in economic exposure to the Common Shares held thereby.

On November 17, 2022, FCM Holdings entered into a proxy coordination agreement (the “Proxy Coordination Agreement”) with Mr. Chad Boulanger, William Boulanger, Barry Freeman, Gemma Freeman, Stephen Kuehne, Christina Landaw, Mr. Terence Boardman & Ms. Margaret Boardman JT TEN, the John Scharffenberger Trust dated August 30, 2011 Revocable Trust Mendocino County CA and the Robert Lee Douglas Revocable Trust, pursuant to which they granted FCM Holdings sole authority to vote or dispose of all Common Shares held or subsequently acquired by them.

As of the date hereof, FCM Holdings may be deemed to beneficially own 359,457 Common Shares, consisting of (i) 100 Common Shares directly owned, and (ii) 359,357 Common Shares owned by the other parties to the Proxy Coordination Agreement. As of the date hereof, Mr. Freeman may be deemed to beneficially own 365,633 Common Shares, consisting of (i) 6,176 Common Shares directly owned and (ii) 359,457 Common Shares beneficially owned by FCM Holdings pursuant to the Proxy Coordination Agreement, which Mr. Freeman may be deemed to beneficially own as the Manager of FCM Holdings. Pursuant to the Proxy Coordination Agreement, Mr. Boulanger granted the sole authority to vote or dispose of 6,250 Common Shares directly owned by him to FCM Holdings and, therefore, Mr. Boulanger has no power to vote or dispose of such Common Shares.

Dr. Freeman has sold three contracts of MindMed call options with respect to 100 Shares, with a strike price of $1 and an expiration of June 16, 2023. Mr. Freeman also has sold 41 contracts of non-standard MindMed call options with respect to 273 Shares, each with a strike price of $5 and an expiration of January 19, 2024.

Each Participant in this solicitation is a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 1,368,538 Common Shares owned in the aggregate by all of the Participants in this solicitation. Each Participant in this solicitation disclaims beneficial ownership of the Common Shares that he does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants, see Schedule I.

From time to time, the Participants may effect purchases of securities through margin accounts maintained for them with prime brokers, which may extend margin credit to it as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts. Since other securities are held in such margin accounts in addition to the Common Shares, it may not be possible to determine the amounts, if any, of margin used to purchase the Common Shares held by the Participants at any one time. Nevertheless, to the best of the Participants’ knowledge, as of the date hereof, no Common Shares held by any Participants were acquired on margin.

31

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial or material interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than the election of directors or the appointment of auditors; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the FCM Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving any FCM Nominee or any of the FCM Nominees’ associates that would have required disclosure under Item 407(e)(4) of Regulation S- K had such FCM Nominee been a director of the Company, and (c) none of the FCM Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the FCM Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

FCM is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which FCM is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Okapi, at the following address or phone number: 1212 Avenue of the Americas, 17th Floor, New York, New York 10036 or call toll free at (877) 629-6357. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

32

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of FCM.

This Proxy Statement is dated _______, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, to be considered for inclusion in the Company’s proxy materials for the next annual general meeting, your shareholder proposal must be submitted in writing by no later than __________, 2024 to the registered office of the Company at 1055 West Hasting Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 239 to the attention of the Chief Executive Officer. Shareholders are also advised to ensure compliance with provisions of the BCBCA related to shareholder proposals. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

A director nomination for the next annual general meeting must be submitted in writing to the attention of the Chief Executive Officer at either the executive officers of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office at 1055 West Hasting Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 239 by 5:00 pm (Vancouver time) on ___________. Shareholders are also advised to review the Articles which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations.

A director nomination for the next annual general meeting must be submitted in writing to the attention of the Chief Executive Officer at either the principal executive offices of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 no later than 5:00 pm (Vancouver time) on __________, 2024; provided, however, (a) if the first public announcement made by the Company of the date of the next annual general meeting is less than 50 days before such meeting date, then no later than the close of business on the 10th day following such announcement or (b) if notice and access (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for the delivery of proxy related materials in respect of the next annual general meeting and the first public announcement made by the Company in respect of such meeting is not less than 50 days before such meeting date, then no later than the close of business on the 40th day before such meeting date. Shareholders are also advised to review the Articles which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations. In addition, to comply with SEC rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must have provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act by __________, 2024 unless such information has been provided in a preliminary or definitive proxy statement previously filed by such shareholder; provided that, if the date of the 2024 Annual Meeting is changed by more than 30 days from __________, 2024, then shareholders who intend to solicit such proxies have until the later of 60 days prior to the date of the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting to provide such notice.

33

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2024 Annual Meeting is based on information contained in the Company’s proxy statements and the Articles. The incorporation of this information in this Proxy Statement should not be construed as an admission by FCM that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING THE INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

________________

Your vote is important. No matter how many Common Shares you own, please vote to elect the FCM Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

34

FCM MM Holdings, LLC

_________________, 2023

35

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS*

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

FCM MM HOLDINGS LLC

Acquisition of Common Shares[i]	100	04/11/2023

JAKE S. FREEMAN

Acquisition of Common Sharesii	10,903	09/17/2021
Acquisition of Common Sharesiii	61,105	06/15/2022

CHAD S. BOULANGER

Sale of Common Shares	(400)	06/08/2021
Acquisition of Common Sharesiii	54,315	06/15/2021
Acquisition of Common Sharesiii	9,691	09/17/2021
Sale of Common Shares	(1,054)	10/28/2021
Purchase of Common Shares	90	01/10/2022
Purchase of Common Shares	4	01/26/2022
Purchase of Common Shares	53	11/28/2022
Purchase of Common Shares	10	12/19/2022
Purchase of Common Shares	5	01/24/2022
Purchase of Common Shares	200	08/08/2022
Purchase of Common Shares	700	08/10/2022
Purchase of Common Shares	1,075	08/11/2022
Purchase of Common Shares	500	08/18/2022
Sale of Common Shares	(2,500)	08/24/2022
Purchase of Common Shares	3,000	08/26/2022
Purchase of Common Shares	200	09/06/2022
Purchase of Common Shares	10	09/07/2022
Purchase of Common Shares	10	09/09/2022
Purchase of Common Shares	20	09/19/2022
Purchase of Common Shares	10	09/20/2022
Purchase of Common Shares	40	12/19/2022
Purchase of Common Shares	100	12/27/2022
Purchase of Common Shares	50	12/29/2022
Purchase of Common Shares	20	12/30/2022
Purchase of Common Shares	10	02/19/2023
Purchase of Common Shares	70	02/23/2023
Purchase of Common Shares	50	03/01/2023

i Represents a private transfer of 100 shares from Dr. Freeman to FCM MM Holdings, LLC.

ii Represents Common Shares received from a distribution by Savant Addiction Medicine LLC in connection with the Company’s acquisition of the 18-methyloxycoronaridine program from Savant Addiction Medicine LLC in July 2019.

I-1

SCOTT FREEMAN

Acquisition of Common Sharesiii	9,505,096	06/15/2021
Acquisition of Common Sharesiv	312,500	06/17/2021
Sale of Common Shares	(312,500)	06/23/2021
Sale of Common Shares	(1,199,853)	06/30/2021
Sale of Common Shares	(613,956)	07/01/2021
Purchase of Common Shares	54,305	07/01/2021
Sale of Common Shares	(140,450)	07/02/2021
Sale of Common Shares	(22,149)	07/06/2021
Sale of Common Shares	(670,781)	07/07/2021
Sale of Common Shares	(619,775)	07/08/2021
Acquisition of Common Sharesiii	20,833	07/12/2021
Sale of Common Shares	(20,833)	07/28/2021
Acquisition of Common Sharesiv	20,833	07/29/2021
Acquisition of Common Sharesiv	20,833	09/07/2021
Sale of Common Shares	(20,833)	09/30/2021
Purchase of Common Shares	201,569	08/09/2022
Purchase of Common Shares	220,455	08/10/2022
Purchase of Common Shares	90,000	08/17/2022
Purchase of Common Shares	5,933	09/12/2022
Purchase of Common Shares	70,000	09/13/2022
Purchase of Common Shares	21,100	09/14/2022
Purchase of Common Shares	26,451	09/15/2022
Purchase of Common Shares	35,859	09/16/2022
Acquisition of Common Sharesiii	1,695,995	09/17/2021
Purchase of Common Shares	20,000	09/23/2022
Purchase of Common Shares	60,000	11/10/2022
Purchase of Common Shares	202,500	11/16/2022
Purchase of Common Shares	80,000	11/16/2022
Sale of Common Shares	(36,700)	12/22/2022
Sale of Common Shares	(255,500)	12/29/2022

VIVEK JAIN

Sale of MMED.WS Public Warrants	(78,500)	04/28/2021
Purchase of MMED.WR Public Warrants	50,000	04/29/2021
Purchase of Common Shares	45,000	03/30/2022

iii Represents an acquisition of Common Shares in connection with the exercise of certain vested options.

* Transactions set forth herein occurring prior to August 31, 2022, were effected prior to the Company’s 15-1 reverse stock split.

I-2

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on April 18, 2023.

Share Ownership of Certain Beneficial Owners and Management

Only shareholders of record at the close of business on the Record Date of                , 2023 will be entitled to vote at the Annual Meeting. Each common share is entitled to one vote. On the Record Date, there were                  common shares outstanding and entitled to vote.

The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 1, 2023, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership determined in accordance with the rules of the SEC and applicable Canadian securities regulations and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 38,290,111 common shares outstanding as of April 1, 2023. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Common shares issuable upon vesting, exercise or conversion of outstanding equity awards or preferred shares that are exercisable, subject to vesting or convertible within 60 days after April 1, 2023 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

As of April 1, 2023, to the knowledge of the executive officers and directors of the Company, no person or company beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying 10% or more of the voting rights attached to such class.

Unless otherwise noted below, the address for persons listed in the table is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007.

II-1

	Common Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Named Executive Officers and Directors:
Robert Barrow(1)	280,388	*
Schond Greenway(2)	48,666	*
Dr. Daniel Karlin(3)	166,207	*
Carol A. Vallone(4)	12,875	*
Andreas Krebs(5)	11,981	*
Brigid A. Makes(6)	25,920	*
Dr. Suzanne Bruhn	—	*
Dr. Roger Crystal	—	*
David Gryska	—	*
All executive officers and directors as a group (12 persons)	812,045	2.11%

II-2

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common shares.

(1)	Includes (a) 72,167 common shares, (b) 10,430 common shares that Mr. Barrow has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 197,741 common shares subject to options held by Mr. Barrow, 173,337 of which shares are exercisable and 18,404 of which will vest within 60 days of April 1, 2023.

(2)	Includes (a) 21,166 common shares that Mr. Greenway has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (b) 27,500 common shares subject to options held by Mr. Greenway, all of which will vest within 60 days of April 1, 2023.

(3)	Includes (a) 81,037 common shares, (b) 5,778 common shares that Dr. Karlin has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 79,392 common shares subject to options held by Dr. Karlin, 71,839 of which shares are exercisable and 7,553 of which will vest within 60 days of April 1, 2023.

(4)	Includes (a) 2,873 common shares and (b) 10,002 common shares subject to options held by Ms. Vallone, all of which were exercisable as of April 1, 2023. In addition, within 60 days of April 1, 2023, Ms. Vallone holds 26,882 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

(5)	Includes (a) 1,436 common shares and (b) 10,545 common shares subject to options held by Mr. Krebs, all of which are exercisable as of April 1, 2023. In addition, within 60 days of April 1, 2023, Mr. Krebs holds 25,565 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

(6)	Includes (a) 7,467 common shares, (b) 120 common shares that Ms. Makes has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 18,333 common shares subject to options held by Ms. Makes, 18,147 of which shares are exercisable and 186 of which will vest within 60 days of April 1, 2023. In addition, within 60 days of April 1, 2023, Ms. Makes holds 10,555 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

II-3

IMPORTANT

Your vote is important. No matter how many Common Shares you own, please give FCM your proxy FOR the election of the FCM Nominees and in accordance with FCM’s recommendations on the other proposal(s) on the agenda for the Annual Meeting by:

•	SIGNING, DATING AND MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your BLUE universal proxy card.

If any of your Common Shares are held in the name of a broker, only it can vote such Common Shares and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form and returning it in the enclosed pre-paid return envelope.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi at the phone number or address set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of FCM’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (855) 305-0856

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 20, 2023

MIND MEDICINE (MINDMED) INC.

2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF FCM MM HOLDINGS, LLC AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF MIND MEDICINE (MINDMED) INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints _________ and _________, and each of them, attorneys and agents with full power of substitution to vote all common shares of Mind Medicine (MindMed) Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2023 annual general meeting of shareholders of the Company scheduled to be held virtually via live webcast at _______ on _______, 2023 at __:__ a.m. Eastern Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common shares of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to FCM MM Holdings, LLC (together with the other participants in its solicitation, “FCM”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE FOUR (4) FCM NOMINEES AND “FOR” TWO (2) COMPANY NOMINEES UNOPPOSED BY FCM IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with FCM’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

FCM STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOUR (4) FCM NOMINEES AND “FOR” THE TWO (2) COMPANY NOMINEES UNOPPOSED BY FCM, AND NOT TO VOTE “FOR” ANY OF THE REMAINING FOUR (4) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO SIX (6) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of Directors to hold office until the 2024 annual general meeting of shareholders.
FCM NOMINEES	FOR	WITHHOLD
1. Farzin Farzaneh	☐	☐
2. Scott Freeman	☐	☐
3. Vivek Jain	☐	☐
4. Alexander J. Wodka	☐	☐

COMPANY NOMINEES UNOPPOSED BY FCM	FOR	WITHHOLD
1. ___________	☐	☐
2. ___________	☐	☐

COMPANY NOMINEES OPPOSED BY FCM	FOR	WITHHOLD
1. ___________	☐	☐
2. ___________	☐	☐
3. ___________	☐	☐
4. ___________	☐	☐

FCM MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to appoint KPMG LLP as independent registered public accounting firm for the Company until the close of 2024 annual general meeting of shareholders.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.